Assets held for sale	12 Months Ended
Dec. 31, 2018
Discontinued Operations and Disposal Groups [Abstract]
Assets held for sale
Assets held for sale

West Rigel
On December 2, 2015 (Predecessor), we signed an amendment with Jurong Shipyard (“Jurong”) for the deferral of the delivery of the semi-submersible drilling unit, the West Rigel (the “Unit”). The deferral period originally lasted until June 2, 2016 (Predecessor), but this was subsequently extended to July 6, 2018.

In the event no employment was secured for the Unit, no alternative action is completed and following completion of the deferral period, we agreed with Jurong that we would form a Joint Asset Holding Company for joint ownership of the Unit, of which 23% was to be owned by us and 77% by Jurong.

On December 26, 2017 (Predecessor), Jurong announced that a sale agreement, subject to conditions had been signed for the West Rigel. As the agreement is pursuant to conditions being met, we continued to hold the asset within "Non-current assets held for sale" in the year ended December 31, 2017 (Predecessor).

On April 5 (Predecessor), 2018, we entered into a settlement and release agreement, subject to Bankruptcy Court approval, with Jurong whereby we agreed that our share of the sale proceeds from the sale of the West Rigel by Jurong would be $126 million. To reflect this as the asset held for sale value at December 31, 2017 (Predecessor), a further $2 million loss on disposal was recognized in the Consolidated Statement of Operations for the year ended December 31, 2017 (Predecessor).

On May 9, 2018 the West Rigel was sold by Jurong and we received a share of proceeds totaling $126 million.